Filed pursuant to Rule 497(e)

Registration No. 002-68290;  811-3070

HILLIARD-LYONS GOVERNMENT FUND, INC.

Prospectus Supplement

To Prospectus Dated January 1, 2007

On November 16, 2007, The PNC Financial Services Group, Inc. (“PNC”) announced that it had signed a definitive agreement to sell J.J.B. Hilliard, W.L. Lyons, Inc. (“Hilliard-Lyons”), the investment adviser to, and administrator and distributor of, the Hilliard-Lyons Government Fund, Inc. (the “Fund”), to Houchens Industries, Inc. (“Houchens”).  The transaction is subject to the receipt of certain regulatory and other approvals and the fulfillment of certain other conditions contained in the definitive agreement and is expected to be completed in the first calendar quarter of 2008.  Houchens, is a large, privately-held diversified company based in Bowling Green, Kentucky.  Following the sale, it is anticipated that Hilliard-Lyons will retain its name, senior management team and substantially all of the Hilliard-Lyons personnel currently providing services to the Fund and will remain based in the PNC Plaza located at 500 West Jefferson Street, Louisville, Kentucky 40202.

PNC’s sale of Hilliard-Lyons to Houchens will result in a change in control of Hilliard-Lyons and will, therefore, constitute an “assignment” of the existing investment advisory agreement between the Fund and Hilliard-Lyons within the meaning of the Investment Company Act of 1940, as amended.  An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the Investment Company Act.  Consequently, a special meeting of the Fund’s shareholders will be held at which shareholder approval of a new investment advisory agreement between the Fund and Hilliard-Lyons will be sought.  It is expected that the new investment advisory agreement will contain the same terms and conditions as the existing agreement.

Additional details regarding the special meeting will be contained in a proxy statement to be mailed to the Fund’s shareholders in advance of the special meeting.

The date of this Prospectus Supplement is November 29, 2007.

Please keep this Prospectus Supplement with your records.